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                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

                        SUPPLEMENT DATED AUGUST 19, 1999
                                     TO THE
                      PROSPECTUS DATED SEPTEMBER 28, 1998
                   AS PREVIOUSLY SUPPLEMENTED ON MAY 3, 1999

    The first paragraph in the section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is deleted in its entirety and replaced with the following:

    J. David Germany, Michael B. Kushma and Paul E. O'Brien have been responsible for the day-to-day management of the Fund's portfolio since April 1, 1997. Ram Willner has shared primary responsibility for the day-to-day management of the Fund's Portfolio since April 1, 1998. Christian Roth has shared primary responsibility for the day-to-day management of the Fund's portfolio since September 1, 1998.

    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby supplemented by adding the following:

    Christian G. Roth joined MAS in 1991 and is a Principal of Morgan Stanley & Co. Incorporated. He has been a Portfolio Manager with MAS since 1993. Prior to joining MAS, Mr. Roth served as a Senior Associate in the Merchant Banking Group of Dean Witter Capital Corporation. Mr. Roth received a B.S. from the Wharton School of Business at the University of Pennsylvania. He is a Chartered Financial Analyst and a member of the Financial Analysts of Philadelphia.